Sub-Item 77Q1(e)

                          AIM VARIABLE INSURANCE FUNDS

                           FOURTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

      This Third Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Aim Advisors, Inc. ("Invesco Aim"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to July 1, 2007 and entered into as of the effective dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust, on behalf of the portfolios and Invesco Aim.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco Aim agree as follows:

      1. Each Fund, for itself and its Portfolios, and Invesco Aim agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco Aim has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

      2. Neither a Fund nor Invesco Aim may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco Aim will not have any right to reimbursement of any amount so waived.

      Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco Aim are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco Aim desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco Aim agree to be bound.

      Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco Aim with respect to any other fee waivers, expense reimbursements and/or expense limitations.

      IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco Aim have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                              AIM COUNSELOR SERIES TRUST
                                              AIM EQUITY FUNDS
                                              AIM FUNDS GROUP
                                              AIM GROWTH SERIES
                                              AIM INTERNATIONAL MUTUAL FUNDS
                                              AIM INVESTMENT FUNDS
                                              AIM INVESTMENT SECURITIES FUNDS
                                              AIM SECTOR FUNDS
                                              AIM TAX-EXEMPT
                                              FUNDS AIM VARIABLE INSURANCE FUNDS


                                              By:    /s/ John M. Zerr
                                                     ---------------------------

                                              Title: Senior Vice President


                                              AIM TREASURER'S SERIES TRUST
                                              SHORT-TERM INVESTMENTS TRUST


                                              By:    /s/ John M. Zerr
                                                     ---------------------------

                                              Title: Senior Vice President


                                              INVESCO AIM ADVISORS, INC.

                                              By:    /s/ John M. Zerr
                                                     ---------------------------

                                              Title: Senior Vice President

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                             EFFECTIVE DATE     COMMITTED UNTIL*
----------------------------------   -----------------   ----------------
AIM Floating Rate Fund                April 14, 2006
AIM Multi-Sector Fund                November 25, 2003
AIM Select Real Estate Income Fund    March 9, 2007
AIM Structured Core Fund              March 31, 2006
AIM Structured Growth Fund            March 31, 2006
AIM Structured Value Fund             March 31, 2006

                                AIM EQUITY FUNDS

PORTFOLIO                             EFFECTIVE DATE     COMMITTED UNTIL*
----------------------------------   -----------------   ----------------
AIM Capital Development Fund           June 21, 2000
AIM Charter Fund                       June 21, 2000
AIM Constellation Fund                 June 21, 2000
AIM Diversified Dividend Fund        December 28, 2001
AIM Large Cap Basic Value Fund         June 21, 2000
AIM Large Cap Growth Fund              June 21, 2000
AIM Summit Fund                        July 24, 2000

                                AIM FUNDS GROUP

FUND                                   EFFECTIVE DATE     COMMITTED UNTIL*
----------------------------------   -----------------    ----------------
AIM Basic Balanced Fund              September 28, 2001
AIM European Small Company Fund        August 30, 2000
AIM Global Value Fund                 December 27, 2000
AIM International Small Company Fund   August 30, 2000
AIM Mid Cap Basic Value Fund          December 27, 2001
AIM Select Equity Fund                  June 1, 2000
AIM Small Cap Equity Fund              August 30, 2000

                                AIM GROWTH SERIES

FUND                                  EFFECTIVE DATE      COMMITTED UNTIL*
----------------------------------   -----------------    ----------------
AIM Basic Value Fund                    June 5, 2000
AIM Global Equity Fund                September 1, 2001
AIM Mid Cap Core Equity Fund          September 1, 2001
AIM Small Cap Growth Fund            September 11, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL*
----------------------------------       -----------------   ----------------
AIM Asia Pacific Growth Fund               June 21, 2000
AIM European Growth Fund                   June 21, 2000
AIM Global Growth Fund                     June 21, 2000
AIM Global Small & Mid Cap Growth Fund     June 21, 2000
AIM International Growth Fund              June 21, 2000
AIM International Core Equity Fund       November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                   EFFECTIVE DATE     COMMITTED UNTIL*
----------------------------------    -----------------   ----------------
AIM China Fund                         March 31, 2006
AIM Developing Markets Fund           September 1, 2001
AIM Global Health Care Fund           September 1, 2001
AIM International Total Return Fund    March 31, 2006
AIM Japan Fund                         March 31, 2006
AIM LIBOR Alpha Fund                   March 31, 2006
AIM Trimark Endeavor Fund             November 4, 2003
AIM Trimark Fund                      November 4, 2003
AIM Trimark Small Companies Fund      November 4, 2003

                        AIM INVESTMENT SECURITIES FUNDS

FUND                                  EFFECTIVE DATE      COMMITTED UNTIL*
----------------------------------   ------------------   ----------------
AIM Core Bond Fund                    December 28, 2001
AIM Dynamics Fund                     November 25, 2003
AIM Global Real Estate Fund            April 29, 2005
AIM High Yield Fund                     June 1, 2000
AIM Income Fund                         June 1, 2000
AIM Limited Maturity Treasury Fund      June 1, 2000
AIM Money Market Fund                   June 1, 2000
AIM Municipal Bond Fund                 June 1, 2000
AIM Real Estate Fund                 September 11, 2000
AIM Short Term Bond Fund               August 29, 2002
AIM U.S. Government Fund                June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                AIM SECTOR FUNDS

FUND                                  EFFECTIVE DATE      COMMITTED UNTIL*
----------------------------------   ------------------   ----------------
AIM Energy Fund                      November 25, 2003
AIM Financial Services Fund          November 25, 2003
AIM Gold & Precious Metals Fund      November 25, 2003
AIM Leisure Fund                     November 25, 2003
AIM Technology Fund                  November 25, 2003
AIM Utilities Fund                   November 25, 2003

                              AIM TAX-EXEMPT FUNDS

FUND                                  EFFECTIVE DATE      COMMITTED UNTIL*
----------------------------------   ------------------   ----------------
AIM High Income Municipal Fund       June 1, 2000
AIM Tax-Exempt Cash Fund             June 1, 2000
AIM Tax-Free Intermediate Fund       June 1, 2000

                          AIM TREASURER'S SERIES TRUST

FUND                                  EFFECTIVE DATE      COMMITTED UNTIL*
----------------------------------   ------------------   ----------------
Premier Portfolio                    November 25, 2003
Premier Tax-Exempt Portfolio         November 25, 2003
Premier U.S. Government Money        November 25, 2003
Portfolio

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                          AIM VARIABLE INSURANCE FUNDS

FUND                                  EFFECTIVE DATE      COMMITTED UNTIL*
----------------------------------   ------------------   ----------------
AIM V.I. Basic Balanced Fund             May 1, 2000
AIM V.I. Basic Value Fund            September 10, 2001
AIM V.I. Capital Appreciation Fund       May 1, 2000
AIM V.I. Capital Development Fund        May 1, 2000
AIM V.I. Core Equity Fund                May 1, 2000
AIM V.I. Diversified Income Fund         May 1, 2000
AIM V.I. Dynamics Fund                 April 30, 2004
AIM V.I. Financial Services Fund       April 30, 2004
AIM V.I. Global Health Care Fund       April 30, 2004
AIM V.I. Global Real Estate Fund       April 30, 2004
AIM V.I. Government Securities Fund      May 1, 2000
AIM V.I. High Yield Fund                 May 1, 2000
AIM V.I. International Growth Fund       May 1, 2000
AIM V.I. Large Cap Growth Fund        September 1, 2003
AIM V.I. Leisure Fund                  April 30, 2004
AIM V.I. Mid Cap Core Equity Fund    September 10, 2001
AIM V.I. Money Market Fund               May 1, 2000
AIM V.I. Small Cap Equity Fund        September 1, 2003
AIM V.I. Technology Fund               April 30, 2004
AIM V.I. Utilities Fund                April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                 EFFECTIVE DATE    COMMITTED UNTIL*
----------------------------------   ---------------   ----------------
Government & Agency Portfolio         June 1, 2000
Government TaxAdvantage Portfolio     June 1, 2000
Liquid Assets Portfolio               June 1, 2000
STIC Prime Portfolio                  June 1, 2000
Tax-Free Cash Reserve Portfolio       June 1, 2000
Treasury Portfolio                    June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.